Exhibit 10.19
                                                                  -------------

                          TENTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------

     This Tenth Amendment To Revolving Credit And Term Loan Agreement ("Tenth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and LICENSED LIFESTYLES, INC., a Nevada corporation (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), BANK ONE, TEXAS, N.A. and THE FIRST NATIONAL BANK OF CHICAGO (formerly NBD BANK) (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, certain of Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993 ("First Amendment"); and

     WHEREAS, the Company, the Guarantors, certain of Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994 ("Second Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994 ("Third Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995 ("Fourth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995 ("Fifth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Sixth Amendment to Revolving Credit and Term Loan Agreement dated October 31, 1996 ("Sixth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1996 ("Seventh Amendment"); and

     WHEREAS, the Company, Guarantors and Banks entered into that certain Eighth Amendment to Revolving Credit and Term Loan Agreement dated March 31, 1997 ("Eighth Amendment"); and

     WHEREAS, the Company, Guarantors and banks entered into that certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated September 30, 1997 ("Ninth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.


NOW,THEREFORE,for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     Banks waive the violation by Company of Section 8.19 of the Loan Agreement for the quarter ended December 31, 1997.

                                       2.

     Section 8.15 of the Loan Agreement is amended to read as follows:

          8.15. Sale of Accounts Receivable. Sell or permit any Subsidiary to sell any of its accounts receivable, with or without recourse except for
     (1) the sale of accounts receivable of Venture Stores, Inc. in the approximate amount of $129,000 at a sale price of approximately $52,000 and
     (2) the sale of accounts receivable from Wal-Mart, Inc.; provided, however, that the maximum face amount of sold accounts receivable of Wal-Mart, Inc. which may be outstanding at any time is twelve million dollars ($12,000,000); or

                                       3.

     New section 8.20 is added to the Loan Agreement which shall read in its entirety as follows:

          8.20 Year 2000 Compliant. Borrower shall perform all acts reasonably necessary to ensure that Borrower and any business in which Borrower holds a substantial interest become Year 2000 Compliant in a timely manner. Such acts shall include, without limitaiton, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this Section 8.20 as Bank may from time to time require.

                                       4.

     Section 9.10 of the Loan Agreement is amended to read in its entirety as follows:

          9.10 Disposition of Assets Sell or otherwise dispose of more than four million dollars ($4,000,000) in assets other than in the ordinary course of business during the Revolving Credit Period except for the sale of accounts receivable from Wal-Mart, Inc.; provided, however, that the maximum face amount of sold accounts receivable of Wal-Mart, Inc. which may be outstanding at any time is twelve million dollars ($12,000,000).

                                       5.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       6.


     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       7.

     This Tenth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       8.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Tenth Amendment, including reasonable attorney's fees.

                                       9.

     This Tenth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                      10.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                      11.

     This Tenth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      12.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG
THE PARTIES.

     Executed to be effective as of December 31, 1997.

                              TANDYCRAFTS, INC., a Delaware
                                          corporation

                              By:  /s/ James D. Allen
                                 --------------------------------
                                   James D. Allen, Executive
                                             Vice President

                                                  COMPANY

                              SAV-ON, INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              DAVID JAMES MANUFACTURING,
                                        INC., a Texas corporation

                              By:  /s/ Russell Price
                                --------------------------------

                              THE DEVELOPMENT ASSOCIATION,
                                   INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              PLC LEATHER COMPANY,
                                          a Nevada corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              TANDYARTS, INC., a Nevada
                                          corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              LICENSED LIFESTYLES, INC. a Nevada corporation
                                 (successor by merger to College Flags and Manufacturing, Inc., a South Carolina corporation)

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                                             GUARANTORS

                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.)

                              By:  /s/ Susan Sheffield
                                 --------------------------------
                                   Susan Sheffield, Vice President

                              BANK ONE, TEXAS, N.A.
                              By:  /s/ Michael Wilson
                                 --------------------------------
                                   Michael Wilson, Senior
                                        Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO
                              By:  /s/ Jenny Gilpin
                                 --------------------------------
                                   Jenny Gilpin, Vice President
                                                  BANKS